Exhibit 23.2

                    Consent of Independent Public Accountants



         As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 14, 2000 on Hospitality Properties Trust into HRPT Properties Trust's Form 10-K and into the previously filed Registration Statement File No.'s 333-56051, 333-47815, 33-62135 and 333-86593.


                                                  /s/ Arthur Andersen LLP

                                                  ARTHUR ANDERSEN LLP


Vienna, Virginia
March 29, 2000